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                                                                  Exhibit 10.2


                               TUT SYSTEMS, INC.
                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement") is made as of June 8, 1999, between Tut Systems, Inc., a Delaware corporation ("Parent" or "Tut"), and the Company Stockholders listed on Exhibit A hereto, pursuant to that certain Agreement and Plan of Reorganization among Parent, PublicPort, Inc., a Delaware corporation (the "Company"), PublicPort Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and, with respect to Article VII thereto, Dorey Liefer, as Stockholder Representative, and U.S. Bank Trust, as Escrow Agent, dated June 7, 1999 (the "Reorganization Agreement").

     1.   Definitions.  As used in this Agreement:

          (a) "Effective Time" means the Effective Time as defined in Article I of the Reorganization Agreement.

          (b) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the commission.

          (c) "Material Event" means the happening of any event during the period that the registration statement described in Section 2 hereof is required to be effective as a result of which, in the reasonable judgment of Parent, such registration statement or the related prospectus contains or may contain any untrue statement of a material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) "Registrable Securities" means the Merger Shares issued to the Company Stockholders (including the Escrow Shares), which are eligible for registration by Parent pursuant Section 5.1 of the Reorganization Agreement.

          (e) "SEC" means the Securities and Exchange Commission.

          (f) "Securities Act" means the Securities Act of 1933, as amended.

          Terms not otherwise defined herein have the meanings given to them in the Reorganization Agreement.

     2. Registration. Parent shall use commercially reasonable efforts to cause the Registrable Securities issued to the Company Stockholders to be registered under the Securities Act no later than October 31, 1999 so as to permit the resale thereof, and in connection therewith shall prepare and file with the SEC and shall use commercially reasonable efforts to cause to become effective, a Form S-3 covering the Registrable Securities; provided, however, that the Company Stockholders shall provide
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all such information and materials relating to the Company Stockholders, as applicable, and take all such action as may be required in order to permit Parent to comply with all the applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such Form S-3, such provision of information and materials to be a condition precedent to the obligations of Parent pursuant to this Agreement and the Reorganization Agreement. The offerings made pursuant to such registrations shall not be underwritten. Notwithstanding the foregoing, Parent shall not be required to cause the Registrable Securities to be registered if Parent's legal counsel delivers a legal opinion to the Company Stockholder seeking to sell all of its Registrable Securities that such sale may be effected in a single three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

     3.   Postponement of Registration.

          (a) Registration. Notwithstanding Section 2 above, Parent shall be entitled to postpone the declaration of effectiveness of any Form S-3 prepared and filed pursuant to Section 2 for a reasonable period of time, but not in excess of 60 calendar days after the applicable deadline, if the Board of Directors of Parent, acting in good faith, determines that there exists material non-public information about TUT.

          (b) Material Event. The Company Stockholders agree that, upon receipt of any notice from Parent of the happening of a Material Event, the Company Stockholders will forthwith discontinue disposition of the Registrable Securities pursuant to any Form S-3 described in Section 2 until the Company Stockholders' receipt of copies of supplemented or amended prospectuses prepared by Parent (which Parent will use its commercially reasonable efforts to prepare and file promptly), and, if so directed by Parent, the Company Stockholders will deliver to Parent all copies in their possession, other than permanent file copies then in the Company Stockholders' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In no event shall Parent delay causing to be effective a supplement or post-effective amendment to any Form S-3 pursuant to Section 2 or the related prospectus, for more than 90 consecutive days or 120 days during any 365 consecutive calendar day period.

     4. Obligations of Parent. Except as set forth in Sections 2 and 3, Parent shall (i) prepare and file with the SEC the Form S-3 in accordance with
Section 2 hereof with respect to the shares of Registrable Securities and shall use commercially reasonable efforts to cause such Form S-3 to become effective as provided in Section 2 and to keep such Form S-3 continuously effective until the earlier to occur of (A) the sale of all of the Registrable Securities so registered and (B) the first anniversary of the Effective Time; (ii) furnish to the Company Stockholders such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), as the Company Stockholders may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while Parent shall be required under the provisions hereof to cause such Form S-3 to remain current; (iii) use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such Form S-3 under the securities or blue sky laws of such jurisdictions as the Company Stockholders shall reasonably request (provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business

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or to file a general consent to service of process in any such jurisdiction where it has not been qualified), and do any and all other acts or things which may be reasonably necessary or advisable to enable the Company Stockholders to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; (iv) cause all such Registrable Securities to be listed on each securities exchange or National Association of Securities Dealers, Inc. Automated Quotation System on which similar securities issued by Parent are then listed; (v) notify the Company Stockholders upon the happening of any event as a result of which the prospectus included in such Form S-3, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (vi) so long as the Form S-3 remains effective, promptly prepare, file and furnish to the Company Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (vii) notify the Company Stockholders promptly after it shall receive notice thereof, of the date and time any Form S-3 and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Form S-3 has been filed; (viii) notify the Company Stockholders promptly of any request by the SEC for the amending or supplementing of such Form S-3 or prospectus or for additional information; and (ix) advise the Company Stockholders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of any Form S-3 or the initiation or threatening of any proceeding for that purpose and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     5. Expenses. Parent shall pay the expenses incurred by Parent in connection with any registration of Registrable Securities pursuant to this Agreement including all SEC, NASD and blue sky registration and filing fees, printing expenses, transfer agents' and registrars' fees, and the reasonable fees and disbursements of Parent's outside counsel and independent accountants. The Company Stockholders shall be responsible for all commissions and transfer taxes, as well as any other expenses incurred by the Company Stockholders.

     6. Indemnification. In the event of any offering registered pursuant to this Agreement:

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          (a) Parent will indemnify each Company Stockholder with respect to any registration effected pursuant to this Agreement, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, or any amendment or supplement thereto, or prospectus related thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or any violation by Parent of any rule or regulation promulgated under the Securities Act, or state securities laws, or common law, applicable to Parent in connection with any such registration, and will reimburse such Company Stockholder, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Parent will not be liable in any such case (i) to the extent that any such claim, loss, damage, liability or expense arises out of or is based in any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by such Company Stockholder and stated to be specifically for use therein or (ii) if a copy of the final prospectus relating to any registration statement (as then amended or supplemented if Parent shall have furnished any amendments or supplements thereto) (the "Final Prospectus") was not sent or given by or on behalf of such Company Stockholder to a purchaser of the Company Stockholder's Registrable Securities, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such purchaser, and if the final prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) Each Company Stockholder will severally indemnify Parent, each of its directors and officers, each person who controls Parent within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) or a material fact contained in any registration statement, or any amendment or supplement thereto, or prospectus related thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by such Company Stockholder and stated to be specifically for use therein and will reimburse Parent, the remaining Company Stockholders, such directors, officers, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by such Company Stockholder and stated to be specifically for use therein.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party")

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promptly after such Indemnified Party has notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement without its consent.

          (d) The obligations of Parent and the Company Stockholders under this
Section 6 shall survive the completion of any offering of stock in a registration statement under this Agreement.

     7. Non-Assignment of Registration Rights. The rights to cause Parent to register Registrable Securities pursuant to this Agreement may not be assigned by the Company Stockholders to any person or entity; provided, however, that upon the death of any Company Stockholder, the rights to cause Parent to register Registrable Securities pursuant to this Agreement shall inure to such Company Stockholder's devisee, legatee or other designee.

     8. Amendment of Registration Rights. This Agreement may be amended by the holders of a majority of the Registrable Securities and Parent at any time by execution of an instrument in writing signed on behalf of each of the parties.

     9. Termination. The registration rights set forth in this Agreement shall terminate as to any Company Stockholder at such time as all of the Registrable Securities then held by such Company Stockholder can be sold by such Company Stockholder in a single 3-month period in accordance with Rule 144 under the Securities Act.

     10. Grant of Additional Registration Rights. The Company Stockholders acknowledge that Parent may acquire other companies and in the course of such acquisitions may grant the equity owners thereof registration rights with respect to their shares of Parent on terms which would be negotiated at such time and may be materially different than the terms of this Agreement.

     11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, postage prepaid, addressed (a) if to the Company Stockholders, at the Company Stockholders' addresses as set forth in the securities register of Sub or Parent as the case may be or (b) if to Parent at 2495 Estand Way, Pleasant Hill, California 94538, Attention: Chief Financial Officer.

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     12.  Governing Law; Interpretation.  This Agreement shall be construed in accordance and governed for all purposes by the laws of the State of California regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     13. Severability; Survival. If any portion of this Agreement is held by a court of competent jurisdiction to conflict with any federal, state or local law, or to be otherwise invalid or unenforceable, such portion of this Agreement shall be of no force or effect, and this Agreement shall otherwise remain in full force and effect and be construed as if such portion had not been included in this Agreement.

     14. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties and supersedes all prior discussions, agreement and understandings relating to the subject matter hereof.

     15. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, Parent and the Company Stockholders have caused this Agreement to be executed as of the date first above written.

                                    TUT SYSTEMS, INC.


                                    -----------------------------------------
                                    Signature of Authorized Signatory


                                    -----------------------------------------
                                    Print Name and Title



                                    COMPANY STOCKHOLDERS


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                                    Signature of Authorized Signatory


                                    -----------------------------------------
                                    Print Name of Stockholder

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               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]



                                   Exhibit A

                        Stockholders of PublicPort, Inc.


                                 Lawrence Blunk
                                  David Carson
                                  Wesley Craig
                                   David Katz
                                  Dory Leifer
                                  Allan Rubens

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